UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 16, 2010
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton, HM08
Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On February 16, 2010, Nabors Industries Ltd. (the “Company”) issued a press release announcing our results of operations for the fourth quarter and full year 2009. A copy of that release is furnished herewith as Exhibit 99.1 in accordance with General Instruction B.2 to
Form 8-K.
     The press release furnished as an exhibit to this report includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements.
     The Company also presented in the press release “non-GAAP” financial measures under Regulation G. The Company presented its adjusted net income and adjusted income (loss) derived from operating activities for all periods presented in the release. The components of adjusted net income and adjusted income (loss) derived from operating activities are computed by using amounts which are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Adjusted net income is computed by adding the adjustments of goodwill and intangible asset impairment charges, all related to the Company’s Canadian business units; full cost ceiling test writedowns from its U.S., international and Canadian oil and gas joint ventures; and impairment charges to oil and gas properties from its wholly owned Ramshorn business unit; impairment charges to long-lived assets across multiple business units; other than temporary impairments to available-for-sale securities; a noncash stock compensation charge, and then subtracting the tax benefit related to these adjustments. Adjusted income (loss) derived from operating activities is computed by subtracting direct costs, general and administrative expenses, depreciation and amortization, and depletion expense from Operating revenues and then adding Earnings (losses) from unconsolidated affiliates. As part of the Company’s press release information, it provided a reconciliation of adjusted net income and adjusted income (loss) derived from operating activities to income before income taxes, which is its nearest comparable GAAP financial measure.
     The Company included its adjusted income (loss) derived from operating activities in the release because management evaluates the performance of its business units and the consolidated company based on several criteria, including adjusted income (loss) derived from operating activities, and because it believes this financial measure is an accurate reflection of the ongoing profitability of the Company. The Company included adjusted net income because management believes the non-GAAP financial measure to be more indicative of the Company’s on-going operating results and financial condition.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Nabors Industries Ltd. on February 16, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.
Date: February 16, 2010	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Nabors Industries Ltd. on February 16, 2010.